UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 3

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

Delaware	88-0215232
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3600 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(702) 693-7120

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

See Table of Additional Registrants Below

John M. McManus, Esq.

Executive Vice President, General Counsel and Secretary

MGM Resorts International

3600 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(702) 693-7120

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Rod Miller, Esq.

Milbank, Tweed, Hadley & McCloy LLP

One Chase Manhattan Plaza

New York, New York 10005

(212) 530-5000

Approximate date of commencement of proposed sale to the public:

From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title Of Each Class of Securities To Be Registered	Amount To Be Registered	Proposed Maximum Offering Price per Unit	Amount Of Registration Fee
Guarantees of Debt Securities(1)	(2)	(2)	(1)(2)

(1)	Guarantees of Debt Securities may be issued by those direct and indirect subsidiaries of MGM Resorts International listed on the following page under the caption “Table of Additional Registrants.” Pursuant to Rule 457(n), no separate registration fee is payable in respect of the registration of the guarantees.
(2)	An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be offered hereunder at indeterminate prices. Securities registered hereunder may be issued in primary offerings or upon exercise, conversion or exchange of other securities registered hereunder. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are represented by depositary shares. In accordance with Rules 456 (b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of the entire registration fee.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in Its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
350 Leasing Company I, LLC	Nevada	26-0257649
350 Leasing Company II, LLC	Nevada	26-0881385
450 Leasing Company I, LLC	Nevada	80-0562797
550 Leasing Company I, LLC	Nevada	88-0121916
550 Leasing Company II, LLC	Nevada	27-2301518
AC Holding Corp.	Nevada	88-0220212
AC Holding Corp. II	Nevada	88-0220229
Arena Land Holdings, LLC	Nevada	80-0935801
Aria Resort & Casino, LLC	Nevada	20-5396350
Beau Rivage Resorts, Inc., dba Beau Rivage	Mississippi	88-0340296
Bellagio, LLC, dba Bellagio	Nevada	94-3373852
Bungalow, Inc.	Mississippi	64-0410882
Circus Circus Casinos, Inc., dba Circus Circus Hotel and Casino-Las Vegas Circus Circus Hotel and Casino-Reno and Slots-A-Fun Casino	Nevada	88-0191825
CityCenter Facilities Management, LLC	Nevada	27-3246985
CityCenter Realty Corporation	Nevada	20-5106648
Destron, Inc.	Nevada	88-0234293
Diamond Gold, Inc.	Nevada	88-0242688
Galleon, Inc.	Nevada	88-0307225
Gold Strike Fuel Company, LLC dba Gold Strike Auto & Truck Plaza	Nevada	88-0433152
Gold Strike L.V.	Nevada	88-0230231
Grand Laundry, Inc.	Nevada	88-0298834
IKM MGM, LLC	Nevada	26-0872384
IKM MGM Management, LLC	Nevada	26-0872415
Jean Development Company, LLC, dba Gold Strike Hotel and Gambling Hall	Nevada	88-0223200
Jean Development North, LLC	Nevada	88-0312945
Jean Development West, LLC	Nevada	88-0241415
Jean Fuel Company West, LLC dba Nevada Landing Auto Plaza	Nevada	88-0269160
LV Concrete Corp.	Nevada	88-0337406
MAC, Corp.	New Jersey	22-3424950
Mandalay Corp., dba Mandalay Bay Resort and Casino and The Hotel	Nevada	88-0384693
Mandalay Employment, LLC	Nevada	26-2196014
Mandalay Place	Nevada	88-0383769
Mandalay Resort Group	Nevada	88-0121916
Metropolitan Marketing, LLC	Nevada	22-3756320
MGM Grand Condominiums, LLC	Nevada	55-0806676
MGM Grand Condominiums II, LLC	Nevada	20-2116101
MGM Grand Condominiums III, LLC	Nevada	05-0627790
MGM Grand Detroit, Inc.	Delaware	91-1829051
MGM Grand Hotel, LLC, dba MGM Grand Hotel & Casino	Nevada	94-3373856
MGM Hospitality, LLC	Nevada	20-8588249
MGM International, LLC	Nevada	20-5581298
MGM Resorts Advertising, Inc.	Nevada	88-0162200
MGM Resorts Aircraft Holdings, LLC	Nevada	11-3739807
MGM Resorts Arena Holdings, LLC	Nevada	80-0934685
MGM Resorts Aviation Corp.	Nevada	88-0173596
MGM Resorts Corporate Services	Nevada	88-0225681
MGM Resorts Development, LLC	Nevada	88-0368826
MGM Resorts Festival Grounds, LLC	Nevada	90-0989374
MGM Resorts International Design	Nevada	88-0406202

Exact Name of Registrant as Specified in Its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
MGM Resorts International Global Gaming Development, LLC	Nevada	26-3463682
MGM Resorts International Marketing, Inc.	Nevada	86-0868640
MGM Resorts International Operations, Inc.	Nevada	88-0471660
MGM Resorts Land Holdings, LLC	Nevada	51-0649237
MGM Resorts Macao, LLC	Nevada	88-0512367
MGM Resorts Management and Technical Services, LLC	Nevada	20-4986873
MGM Resorts Manufacturing Corp.	Nevada	88-0195439
MGM Resorts Mississippi, Inc., dba Gold Strike Casino Resort	Mississippi	64-0831942
MGM Resorts Online, LLC	Nevada	45-3690532
MGM Resorts Retail	Nevada	88-0385232
MGM Springfield, LLC	Massachusetts	45-4315066
MH, Inc., dba Shadow Creek	Nevada	88-0245162
Mirage Leasing Corp.	Nevada	88-0424843
Mirage Laundry Services Corp.	Nevada	88-0287118
Mirage Resorts, Incorporated	Nevada	88-0058016
M.I.R. Travel	Nevada	88-0276369
MMNY Land Company, Inc.	New York	33-1043606
MRGS, LLC	Nevada	88-0321295
M.S.E. Investments, Incorporated (“MSE”)	Nevada	88-0142077
Nevada Landing Partnership	Illinois	88-0311065
New Castle Corp., dba Excalibur Hotel and Casino	Nevada	88-0239831
New PRMA Las Vegas, Inc.	Nevada	88-0430015
New York-New York Hotel & Casino, LLC, dba New York-New York Hotel & Casino	Nevada	88-0329896
New York-New York Tower, LLC	Nevada	84-1646058
OE Pub, LLC	Nevada	27-0940613
Park District Holdings, LLC	Nevada	80-0938347
PRMA, LLC	Nevada	88-0430017
PRMA Land Development Company, dba Primm Valley Golf Club	Nevada	88-0325842
Project CC, LLC	Nevada	84-1669056
Railroad Pass Investment Group, LLC, dba Railroad Pass Hotel and Casino	Nevada	88-0208350
Ramparts, Inc., dba Luxor Hotel and Casino	Nevada	88-0237030
Signature Tower 1, LLC	Nevada	20-5382807
Signature Tower 2, LLC	Nevada	26-3300673
Signature Tower 3, LLC	Nevada	26-3300756
The Crystals at CityCenter Management, LLC	Nevada	74-3242574
The Mirage Casino-Hotel, dba The Mirage	Nevada	88-0224157
The Signature Condominiums, LLC	Nevada	33-1129331
Tower B, LLC	Nevada	42-1747200
Tower C, LLC	Nevada	42-1747202
Vendido, LLC	Nevada	45-4205677
Vdara Condo Hotel, LLC	Nevada	20-8277206
Victoria Partners, dba Monte Carlo Resort and Casino	Nevada	88-0346764
VidiAd	Nevada	88-0428375
Vintage Land Holdings, LLC	Nevada	20-8920761
Vintage Land Holdings II, LLC	Nevada	26-0181763

*	Each additional registrant is a direct or indirect subsidiary of MGM Resorts International. The address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices is c/o MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, telephone (702) 693-7120. The name, address, and telephone number of the agent for service for each additional registrant is John M. McManus, Executive Vice President, General Counsel and Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, telephone (702) 693-7120.

EXPLANATORY NOTE

This Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (Registration No. 333-180112) of MGM Resorts International (the “Company”) and its subsidiary guarantor registrants (the “Registration Statement”) is being filed for the purpose of adding Arena Land Holdings, LLC, Park District Holdings, LLC, MGM Resorts Festival Grounds, LLC and MGM Resorts Arena Holdings, LLC, subsidiaries of the Company, as co-registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table is an itemization of the fees and expenses incurred or expected to be incurred in connection with the issuance and distribution of the securities being registered. The Registrant will bear all expenses of the offering of the securities registered hereby and all but the SEC registration fee are estimates and remain subject to future contingencies.

Securities and Exchange Commission Fee	$	*
Printing and Engraving Expenses	$	**
Legal Fees and Expenses	$	**
Accounting Fees and Expenses	$	**
Trustee Fees and Expenses	$	**
Miscellaneous	$	**

Total	$	**

*	In accordance with Rule 456(b) and as set forth in footnote (1) to the “Calculation of Registration Fee” table on the front cover page of this registration statement, we are deferring payment of the registration fee for the securities offered by this prospectus.
**	These fees are calculated based on the securities offered and the number of issuances. Therefore, these fees cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law (the “DGCL”) provides that a corporation may indemnify directors and officers, as well as other employees and individuals, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee or agent of such corporation. The DGCL provides that Section 145 is not exclusive of other rights to which those seeking indemnification may be entitled under any certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 102(b)(7) of the DGCL permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payments of unlawful dividends or unlawful stock repurchases, redemptions or other distributions or (iv) for any transactions from which the director derived an improper personal benefit.

The amended and restated certificate of incorporation of MGM Resorts International provides MGM Resorts International will indemnify its directors and officers to the fullest extent permitted by law and that no director shall be liable for monetary damages to MGM Resorts International or its stockholders for any breach of fiduciary duty, except to the extent provided by applicable law. Article II, Section 12 of the Bylaws of MGM Resorts International provides for indemnification of persons to the extent permitted by the Delaware General Corporation Law.

The law of the state of incorporation and/or the provisions of the certificates of incorporation, the bylaws, the limited liability company agreements or the general partnership agreements, as applicable, of all of the subsidiaries listed in the “Table of Additional Registrants” included in the Registration Statement, provide for the limitation of liability and indemnification of officers, directors, managers and persons performing similar functions, as applicable, of the subsidiaries similar to those described above.

MGM Resorts International maintains standard policies of directors’ and officers’ liability insurance. MGM Resorts International also has entered into indemnification agreements with its directors and officers. Subject to certain limited exceptions, under these agreements MGM Resorts International will be obligated, to the fullest extent not prohibited by the DGCL, to indemnify such directors and officers against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact they were directors and officers of MGM Resorts International.

Item 16. Exhibits.

Exhibit Number	Description of Exhibit

1.1	Form of Underwriting Agreement*

4.1	Amended and Restated Certificate of Incorporation of MGM Resorts International, dated June 14, 2011 (incorporated by reference to Exhibit 3.1 to MGM Resorts International’s Quarterly Report on Form 10-Q filed on August 9, 2011)

4.2	Amended and Restated Bylaws of MGM Resorts International (incorporated by reference to Exhibit 3.1 to MGM Resorts International’s Current Report on Form 8-K filed on August 23, 2013)

4.3	Form of Indenture for the Debt Securities (previously filed)

4.4	Form of Debt Security*

4.5	Form of Guarantee*

4.6	Form of Warrant Agreement*

4.7	Form of Warrant*

4.8	Form of Rights Agreement*

4.9	Form of Stock Purchase Agreement*

4.10	Form of Unit Agreement*

5.1	Opinion of Milbank, Tweed, Hadley and McCloy LLP (previously filed)

12.1	Computation of Ratio of Earnings to Fixed Charges (previously filed)

23.1	Consent of Deloitte & Touche LLP**

23.2	Consent of Milbank, Tweed, Hadley and McCloy LLP (previously filed)

24.1	Power of Attorney (included in signature page to the Registration Statement on Form S-3, Registration No. 333-180112, filed March 15, 2012)(previously filed)

24.2	Power of Attorney (previously filed)

24.3	Power of Attorney**

25.1	Statement of Eligibility on Form T-1 of U.S. Bank National Association, to act as trustee under the Indenture (previously filed)

*	To be filed by amendment or as an exhibit to a document filed by MGM Resorts International under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.
**	Filed herewith.

Item 17. Undertakings.

1. The undersigned Registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(i), (a)(ii) and (a)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. That, for the purpose of determining liability under the Securities Act to any purchaser:

(a) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(b) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; and

3. The undersigned Registrant hereby undertakes that, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(b) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(c) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the Registrant; and

(d) Any other communication that is an offer in the offering made by the Registrant to the purchaser.

4. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

6. To supplement the prospectus, after the expiration of any warrant or right subscription period, to set forth the results of any warrant or right subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.

7. The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)2 of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts International certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS INTERNATIONAL

By:	*
Daniel J. D’Arrigo
Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	Chairman of the Board and Chief Executive Officer
James J. Murren	(Principal Executive Officer)

*	Chief Design and Construction Officer and Director
Robert H. Baldwin

*	Executive Vice President, Chief Financial Officer and Treasurer
Daniel J. D’Arrigo	(Principal Financial Officer)

*	Executive Vice President and Chief Accounting Officer
Robert C. Selwood	(Principal Accounting Officer)

*	Director
William A. Bible

*	Director
Burton M. Cohen

*	Director
Willie D. Davis

*	Director
Alexis M. Herman

*	Director
Roland Hernandez

Director
William Grounds

*	Director
Anthony Mandekic

*	Director
Rose McKinney-James

*	Director
Daniel J. Taylor

Director
Greg Spierkel

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

AC HOLDING CORP.
AC HOLDING CORP II
DIAMOND GOLD, INC.
LV CONCRETE CORP.
MANDALAY PLACE
MANDALAY RESORT GROUP
MGM RESORTS CORPORATE SERVICES
MGM RESORTS MANUFACTURING CORP.
MH, INC.
M.I.R. TRAVEL
MIRAGE LAUNDRY SERVICES CORP.
MIRAGE LEASING CORP.
MMNY LAND COMPANY, INC.
M.S.E. INVESTMENTS, INCORPORATED
NEW PRMA LAS VEGAS, INC.
PRMA LAND DEVELOPMENT COMPANY

By: *
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director
James J. Murren	(Principal Executive Officer)

*	Treasurer
Daniel J. D’Arrigo	(Principal Financial Officer and Principal Accounting Officer)

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Detroit, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM GRAND DETROIT, INC.

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ James J. Murren	Chief Executive Officer
James J. Murren	(Principal Executive Officer)

*	Treasurer
Daniel J. D’Arrigo	(Principal Financial Officer and Principal Accounting Officer)

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Aviation Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS AVIATION CORP.

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ William J. Hornbuckle	President and Chief Operating Officer
William J. Hornbuckle	(Principal Executive Officer)

*	Treasurer
Daniel J. D’Arrigo	(Principal Financial Officer and Principal Accounting Officer)

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the Bungalow, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

BUNGALOW, INC.

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director
George P. Corchis, Jr.	(Principal Executive Officer)

*	Treasurer
Daniel J. D’Arrigo	(Principal Financial Officer and Principal Accounting Officer)

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Circus Circus Casinos, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

CIRCUS CIRCUS CASINOS, INC.

By:	*
Sheri Cherubino
Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President
Donald Thrasher	(Principal Executive Officer)

*	Vice President and Chief Financial Officer
Sheri Cherubino	(Principal Financial Officer and Principal Accounting Officer)

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, CityCenter Realty Corp certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

CITYCENTER REALTY CORP

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President
Robert H. Baldwin	(Principal Executive Officer)

*	Treasurer
Daniel J. D’Arrigo	(Principal Financial Officer and Principal Accounting Officer)

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

DESTRON, INC.
MGM RESORTS INTERNATIONAL MARKETING, INC.

By: *
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President
Albert Faccinto, Jr.	(Principal Executive Officer)

*	Treasurer
Daniel J. D’Arrigo	(Principal Financial Officer and Principal Accounting Officer)

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Galleon, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

GALLEON, INC.

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director
Corey I. Sanders	(Principal Executive Officer)

*	Treasurer
Daniel J. D’Arrigo	(Principal Financial Officer and Principal Accounting Officer)

*	Director
William J. Hornbuckle

*	Director
John M. McManus

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Grand Laundry, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

GRAND LAUNDRY, INC.

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President (Principal Executive Officer)
Scott Sibella

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Mandalay Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MANDALAY CORP.

By:	*
Carlos Castro
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President (Principal Executive Officer)
Chuck Bowling

*	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Carlos Castro

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS ADVERTISING, INC.
VIDIAD

By: *
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director (Principal Executive Officer)
William J. Hornbuckle

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
Corey I. Sanders

*	Director
James J. Murren

*By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts International Design certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS INTERNATIONAL DESIGN

By:	*
Blair Stanert
Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President (Principal Executive Officer)
Robert H. Baldwin

*	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Blair Stanert

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the MGM Resorts International Operations, Inc. certifies that it has reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS INTERNATIONAL OPERATIONS, INC.

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director (Principal Executive Officer)
Corey I. Sanders

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
William J. Hornbuckle

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Retail certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS RETAIL

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Chief Operating Officer (Principal Executive Officer)
Corey I. Sanders

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, The Mirage Casino-Hotel certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

THE MIRAGE CASINO-HOTEL

By:	/s/ Trevor Scherrer
Trevor Scherrer
President and Chief Operating Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ Trevor Scherrer	President and Chief Operating Officer (Principal Executive Officer)
Trevor Scherrer

/s/ Janice Fitzpatrick	Senior Vice President Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Janice Fitzpatrick

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

NEW CASTLE CORP.
RAMPARTS, INC.

By: *
Scott B. Snow
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President (Principal Executive Officer)
Suzanne Renee West

/s/ Peter LaVoie	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Peter LaVoie

*	Director
William J. Hornbuckle

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

550 LEASING COMPANY I, LLC
MANDALAY EMPLOYMENT, LLC

By:	Mandalay Resort Group
Its:	Member

By:	*
Daniel J. D’Arrigo
Treasurer of Mandalay Resort Group
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director of Mandalay Resort Group (Principal Executive Officer)
James J. Murren

*	Treasurer of Mandalay Resort Group (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director Mandalay Resort Group
William J. Hornbuckle

*	Director Mandalay Resort Group
Corey I. Sanders

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Nevada Landing Partnership certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

NEVADA LANDING PARTNERSHIP

By:	MSE Investments, Incorporated
Its:	General Partner
By:	Diamond Gold, Inc.
Its:	General Partner

By:	*
Daniel J. D’Arrigo
Treasurer of each General Partner of Nevada Landing Partnership
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director of each General Partner of Nevada Landing Partnership (Principal Executive Officer)
James J. Murren

*	Treasurer of each General Partner of Nevada Landing Partnership (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director of each General Partner of Nevada Landing Partnership
William J. Hornbuckle

*	Director of each General Partner of Nevada Landing Partnership
Corey I. Sanders

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

METROPOLITAN MARKETING, LLC
MGM RESORTS LAND HOLDINGS, LLC
PRMA, LLC
VINTAGE LAND HOLDINGS, LLC
VINTAGE LAND HOLDINGS II, LLC

By: *
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	Manager (Principal Executive Officer)
James J. Murren

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Manager
Corey I. Sanders

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

350 LEASING COMPANY I, LLC
350 LEASING COMPANY II, LLC
450 LEASING COMPANY I, LLC
550 LEASING COMPANY II, LLC
MGM RESORTS AIRCRAFT HOLDINGS, LLC

By: *
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ William Hornbuckle	President and Chief Operating Officer (Principal Executive Officer)
William J. Hornbuckle

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Manager
Corey I. Sanders

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Online, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS ONLINE, LLC

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ Tom Mikulich Tom Mikulich	President and Chief Operating Officer (Principal Executive Officer)

* Daniel J. D’Arrigo	Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Corey I. Sanders	Manager

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts International Global Gaming Development, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS INTERNATIONAL GLOBAL GAMING DEVELOPMENT, LLC

By:	*
James J. Murren
Chief Executive Office and Manager
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* James J. Murren	Chief Executive Officer and Manager (Principal Executive Officer)

/s/ Daniel J. D’Arrigo Daniel J. D’Arrigo	Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Corey I. Sanders	Manager

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Aria Resort & Casino, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

ARIA RESORT & CASINO, LLC

By:	*
William Boasberg
Senior Vice President—Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* William Boasberg	Senior Vice President—Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey I. Sanders	Director

* James J. Murren	Director

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MRGS, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MRGS, LLC

By:	*
Doug Sandoval
Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Randy Morton	President (Principal Executive Officer)

* Doug Sandoval	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey I. Sanders	Director

* James J. Murren	Director

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

BEAU RIVAGE RESORTS, INC.
MGM RESORTS MISSISSIPPI, INC.

By: *
George P. Corchis, Jr.
President and Chief Operating Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* George P. Corchis, Jr.	President and Chief Operating Officer (Principal Executive Officer)

* Jorge Perez	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Eric Wolfman	Vice President and Chief Financial Officer of MGM Resort Mississippi, Inc. (Principal Financial Officer and Principal Accounting Officer)

* Corey I. Sanders	Director

* James J. Murren	Director

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Bellagio, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

BELLAGIO, LLC

By:	*
Michael Longi
Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

* Randy Morton	President (Principal Executive Officer)

* Michael Longi	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Corey I. Sanders	Manager

* James J. Murren	Manager

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, CityCenter Facilities Management, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

CITYCENTER FACILITIES MANAGEMENT, LLC

By:	*
Robert H. Baldwin
President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President (Principal Executive Officer)
Robert H. Baldwin

*	Treasurer of CityCenter Facilities Management, LLC and Vdara Condo Hotel, LLC (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS DEVELOPMENT, LLC
IKM MGM MANAGEMENT, LLC
IKM MGM, LLC

By: *
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President (Principal Executive Officer)
Kenneth A. Rosevear

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

GOLD STRIKE FUEL COMPANY, LLC
JEAN DEVELOPMENT COMPANY, LLC
JEAN DEVELOPMENT NORTH, LLC
JEAN DEVELOPMENT WEST, LLC
JEAN FUEL COMPANY WEST, LLC
RAILROAD PASS INVESTMENT GROUP, LLC

By: *
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President (Principal Executive Officer)
Donald Thrasher

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Springfield, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM SPRINGFIELD, LLC

By:	*
Daniel J. D’Arrigo
Treasurer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

	SIGNATURE	TITLE

	*	President (Principal Executive Officer)
William J. Hornbuckle

	*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

	*	Director
Corey I. Sanders

	*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM GRAND CONDOMINIUMS, LLC
MGM GRAND CONDOMINIUMS II, LLC
MGM GRAND CONDOMINIUMS III, LLC
THE SIGNATURE CONDOMINIUMS, LLC
SIGNATURE TOWER 2, LLC
SIGNATURE TOWER 3, LLC
SIGNATURE TOWER I, LLC
TOWER B, LLC TOWER C, LLC

By: *
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

	SIGNATURE	TITLE

	*	President (Principal Executive Officer)
Scott Sibella

	*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

	*	Director
Corey I. Sanders

	*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Hotel, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM GRAND HOTEL, LLC

By:	*
Mike Neubecker
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

	SIGNATURE	TITLE

	*	President (Principal Executive Officer)
Scott Sibella

	*	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Mike Neubecker

	*	Director
Corey I. Sanders

	*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Hospitality, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM HOSPITALITY, LLC

By:	/s/ William J. Hornbuckle
William J. Hornbuckle
President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

	SIGNATURE	TITLE

	/s/ William J. Hornbuckle	President (Principal Executive Officer)
William J. Hornbuckle

	*	Senior Vice President—Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
James Mhra

	*	Director
Corey I. Sanders

	*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Management and Technical Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS MANAGEMENT AND TECHNICAL SERVICES, LLC

By:	/s/ William J. Hornbuckle
William J. Hornbuckle
President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

	SIGNATURE	TITLE

	/s/ William J. Hornbuckle	President (Principal Executive Officer)
William J. Hornbuckle

	/s/ Daniel J. D’Arrigo	Treasurer
Daniel J. D’Arrigo

	*	Director
Corey I. Sanders

	*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM International, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM INTERNATIONAL, LLC

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President (Principal Executive Officer)
Albert Faccinto, Jr.

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

NEW YORK-NEW YORK HOTEL & CASINO, LLC
NEW YORK-NEW YORK TOWER, LLC

By: *
Courtney Wenlender
Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President (Principal Executive Officer)
Cynthia Kiser Murphey

*	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Courtney Wenlender

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, OE Pub, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

OE PUB, LLC

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ Corey I. Sanders	President, Chief Operating Officer and Manager (Principal Executive Officer)
Corey I. Sanders

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Manager
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the Crystals at CityCenter Management, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

THE CRYSTALS AT CITYCENTER MANAGEMENT, LLC

By:	*
Robert H. Baldwin
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	Chief Executive Officer (Principal Executive Officer)
Robert H. Baldwin

/s/ Chris Nordling	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Chris Nordling

*	Manager
Corey I. Sanders

*	Manager
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Mirage Resorts, Incorporated certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MIRAGE RESORTS, INCORPORATED

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director (Principal Executive Officer)
James J. Murren

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
John M. McManus

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MAC, Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MAC, CORP.

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director (Principal Executive Officer)
William J. Hornbuckle

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Victoria Partners certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

VICTORIA PARTNERS

By:	MRGS, LLC
Its:	Partner

By:	*
Doug Sandoval
Vice President and Chief Financial Officer of MRGS, LLC (Principal Financial Officer and Principal
Accounting Officer)

By:	Gold Strike L.V.
By:	Diamond Gold, Inc.
Its:	General Partner
By:	M.S.E. Investments, Incorporated
Its:	General Partner

By:	*
Daniel J. D’Arrigo
Treasurer of each General Partner of Gold Strike L.V.
(Principal Financial Officer and Principal
Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President of MRGS, LLC (Principal Executive Officer)
Randy Morton

*	Manager of MRGS, LLC and President and Director of each Partner of Gold Strike L.V. (Principal Executive Officer)
James J. Murren

*	Vice President and Chief Financial Officer of MRGS, LLC (Principal Financial Officer and Principal Accounting Officer)
Doug Sandoval

*	Treasurer of each General Partner of Gold Strike L.V. (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Manager of MRGS, LLC and Director of each General Partner of Gold Strike L.V.
Corey I. Sanders

*	Director of each General Partner of Gold Strike L.V.
William Hornbuckle

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, the entities listed below certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

PROJECT CC, LLC
VDARA CONDO HOTEL, LLC

By: *
Chris Nordling
Executive Vice President and
Chief Financial Officer of Project CC, LLC
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	Chief Executive Officer (Principal Executive Officer)
Robert H. Baldwin

*	Executive Vice President and Chief Financial Officer of Project CC, LLC (Principal Financial Officer and Principal Accounting Officer)
Chris Nordling

*	Treasurer of CityCenter Facilities Management, LLC and Vdara Condo Hotel, LLC (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
Corey I. Sanders

*	Director
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Gold Strike L.V. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

GOLD STRIKE L.V.

By:	M.S.E Investments, Incorporation
Its:	Partner
By:	Diamond Gold, Inc.
Its:	Partner

By:	*
Daniel J. D’Arrigo
Treasurer of each General Partner of Gold Strike L.V.
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director of each General Partner of Gold Strike L.V. (Principal Executive Officer)
James J. Murren

*	Treasurer of each General Partner of Gold Strike L.V. (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director of each General Partner of Gold Strike L.V.
William Hornbuckle

*	Director of each General Partner of Gold Strike L.V.
Corey I. Sanders

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Vendido, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

VENDIDO, LLC

By:	The Signatures Condominiums, LLC
Its:	Sole Member

By:	*
Daniel J. D’Arrigo
Treasurer of The Signature Condominiums, LLC
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President of The Signature Condominiums, LLC (Principal Executive Officer)
Scott Sibella

*	Treasurer of The Signature Condominiums, LLC (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Manager of The Signature Condominiums, LLC
Corey I. Sanders

*	Manager of The Signature Condominiums, LLC
James J. Murren

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Macao, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS MACAO, LLC

By:	*
Daniel J. D’Arrigo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

*	President and Director
James J. Murren	(Principal Executive Officer)

*	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

*	Director
Corey I. Sanders

By:	/s/ Andrew Hagopian III
Andrew Hagopian III Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, Arena Land Holdings, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

ARENA LAND HOLDINGS, LLC

By:	/s/ William J. Hornbuckle
William J. Hornbuckle
President and Chief Operating Officer
(Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 3 Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of John M. McManus and Andrew Hagopian III (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ William J. Hornbuckle	President and Chief Operating Officer
William J. Hornbuckle	(Principal Executive Officer)

/s/ Daniel J. D’Arrigo	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

/s/ James J. Murren	Manager
James J. Murren

/s/ Corey I. Sanders	Manager
Corey I. Sanders

Pursuant to the requirements of the Securities Act of 1933, as amended, Park District Holdings, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

PARK DISTRICT HOLDINGS, LLC

By:	/s/ William J. Hornbuckle
William J. Hornbuckle
President and Chief Operating Officer
(Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 3 Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of John M. McManus and Andrew Hagopian III (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ William J. Hornbuckle	President and Chief Operating Officer
William J. Hornbuckle	(Principal Executive Officer)

/s/ Daniel J. D’Arrigo	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

/s/ James J. Murren	Manager
James J. Murren

/s/ Corey I. Sanders	Manager
Corey I. Sanders

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Festival Grounds, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS FESTIVAL GROUNDS, LLC

By:	/s/ William J. Hornbuckle
William J. Hornbuckle
President and Chief Operating Officer
(Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 3 Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of John M. McManus and Andrew Hagopian III (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ William J. Hornbuckle	President and Chief Operating Officer
William J. Hornbuckle	(Principal Executive Officer)

/s/ Daniel J. D’Arrigo	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

/s/ James J. Murren	Manager
James J. Murren

/s/ Corey I. Sanders	Manager
Corey I. Sanders

Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Resorts Arena Holdings, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on December 16, 2013.

MGM RESORTS ARENA HOLDINGS, LLC

By:	/s/ William J. Hornbuckle
William J. Hornbuckle
President and Chief Operating Officer
(Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 3 Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of John M. McManus and Andrew Hagopian III (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 has been signed on December 16, 2013 by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ William J. Hornbuckle	President and Chief Operating Officer
William J. Hornbuckle	(Principal Executive Officer)

/s/ Daniel J. D’Arrigo	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Daniel J. D’Arrigo

/s/ James J. Murren	Manager
James J. Murren

/s/ Corey I. Sanders	Manager
Corey I. Sanders